UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2013

Callisto Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32325	33-3894575
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 1609 New York, NY	10170
(Address of principal executive offices)	(Zip code)

(212) 297-0010

(Registrant’s telephone number including area code)

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The reconvened Special Meeting of Stockholders of Callisto Pharmaceuticals, Inc. (“Callisto”) was held on January 14, 2013.  At the Special Meeting of Stockholders, the stockholders of Callisto approved and adopted the Agreement and Plan of Merger dated as of July 20, 2012, as amended on October 15, 2012, by and between Callisto and Synergy Pharmaceuticals Inc. (“Synergy”), pursuant to which Callisto will merge with and into Synergy, based on the votes listed below:

For	Withheld/Against	Abstain	Broker Non- Votes
103,640,681	136,141	29,120	0

A copy of the press release announcing the results of the Special Meeting is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

99.1	Press Release dated January 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLISTO PHARMACEUTICALS, INC.

Date: January 15, 2013	By:	/s/ Gary S. Jacob
Name: Gary S. Jacob, PhD
Title: Chief Executive Officer